UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 12, 2012

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 SOUTH ULSTER STREET PARKWAY

SUITE 1100, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 757-8101

NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD.

On March 12-14, 2012, representatives of Apartment Investment and Management Company (“Aimco”), including Terry Considine, Chairman and Chief Executive Officer, Miles Cortez, Executive Vice President and Chief Administrative Officer, and Keith Kimmel, Executive Vice President – Property Operations, will meet with investors and analysts at the 2012 Citi Global Property CEO Conference to be held in Palm Beach, Florida. During the conference, Aimco representatives will distribute the attached presentation. The presentation is furnished herewith as Exhibit 99.1.

Also, Mr. Considine will host a roundtable discussion at the conference on Wednesday, March 14, 2012, beginning at 9:30 a.m. Eastern Daylight Time. To listen to the roundtable presentation dial: Domestic: (877) 211-0500, International: (201) 984-1145, Passcode 6043504.

ITEM 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Apartment Investment and Management Company Presentation –2012 Citi Global Property CEO Conference – March 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 12, 2012

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Ernest M. Freedman
Ernest M. Freedman
Executive Vice President and Chief Financial Officer